EXHIBIT 99.1

                                   TELMARK LLC

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q for the period ended September 30, 2002 (the "Report") of Telmark LLC (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Daniel J. Edinger, the Chief Executive Officer of the Registrant certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Daniel J. Edinger
------------------------------------------
Daniel J. Edinger
President & Chief Executive Officer

November 14, 2002


This certification accompanies the report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934.

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                                  EXHIBIT 99.2

                                   TELMARK LLC

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q for the period ended September 30, 2002 (the "Report") of Telmark LLC (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Peter J. O'Neill, Senior Vice President, Finance & Control of the Registrant certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Peter J. O'Neill
------------------------------------------
Peter J. O'Neill
Senior Vice President, Finance & Control

November 14, 2002


This certification accompanies the report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934.

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